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                                                                  Exhibit 10.131

                             POST CLOSING AGREEMENT

     THIS POST CLOSING AGREEMENT (this "Agreement") is made and entered into as of the day _____ of April, 2004, by and between INLAND WESTERN CHARLESTON NORTH RIVERS, L.L.C., a Delaware limited liability company ("Purchaser"), and SEMBLER FAMILY PARTNERSHIP #26, LTD., a Florida limited partnership ("Seller"), in connection with the acquisition by Purchaser of that certain property commonly known as North Rivers Shopping Center, Charleston, South Carolina (the "Property").

     WHEREAS, Purchaser is inquiring the Property from Seller (the
"Transaction").

     WHEREAS, in order to proceed with and consummate such acquisition and as a condition to closing the Transaction, Purchaser requires that Seller agree to the obligations set forth below, which are to be performed after such closing.

     NOW, THEREFORE, for good and valuable consideration including the mutual promises contained herein, the parties hereto agree as follows:

     1. WARRANTIES. Seller's right, title and interest in, to and under the warranties set forth on Exhibit A attached hereto and nude a part hereof (individually, a "Warranty", and collectively, the "Warranties") were not assigned to Purchaser at the closing of the Transaction because such Warranties may not be assigned or transferred without the prior consent of the Warranty issuer. From and after the date of this Agreement, Seller shall use commercially reasonable efforts to obtain the aforementioned consents (upon the receipt of which Seller shall assign such Warranty to Purchaser) or have the Warranties reissued in the name of Purchaser. Seller shall be responsible for the payment of any and all fees and costs in connection with obtaining any such consents or the re-issuance of any of the Warranties. Seller shall, until the first to occur of (i) the expiration of an applicable Warranty and (ii) the date that the applicable Warranty is assigned to Purchaser (with any and all required consents) or reissued in the name of Purchaser, cooperate with Purchaser, at no cost to Seller, with respect to the enforcement of the terms and provisions of, and any and all claims under, any Warranty.

     2. SEWER EXTENSION CONTRACT. Seller is a party to that certain Contract dated June 16, 2003 (the "Extension Contract"), by and among, Seller, the North Charleston Sewer District (the "District") and Target Corporation ("Target"). Purchaser requires that all of Seller's right, title and interest in, to and under the Extension Contract be assigned to Purchaser. However, the Extension Contract provides that no party thereto may assign the Extension, Contract or any right thereunder without the prior written consent of the other parties to the Extension Contract. Accordingly, from and after the date of this Agreement, Seller shall use commercially reasonable efforts to obtain the consents of both the District and Target to Seller's assignment of its right, title and interest in, to and under the Extension Contract (upon the receipt of which Seller shall assign the Extension Contract to Purchaser). Seller shall be responsible for the payment of any and all fees and costs in connection with obtaining any such consents. Seller shall, until the first to occur of (i) the expiration of the Extension Contract and (ii) the date that the Extension Contract is assigned to Purchaser (with any and all required consents), cooperate with Purchaser, at no cost to Seller, with respect to the enforcement of the terms and provisions of the Extension Contract. The assignment of the Extension Contract shall contain the following indemnities: (a) Seller will indemnify, hold harmless and defend Purchaser from and against all claims, damages, losses, liabilities, costs and expenses (including but not limited to reasonable attorneys' fees and expenses) arising out of any failure by Seller to perform or observe the obligations, covenants, terms and conditions of or under the Extension Contract, to the extent arising prior to the date

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of this Agreement; and (b) Purchaser will indemnify, hold harmless and defend
Seller from and against all claims, damages, losses, liabilities, costs and expenses (including but not limited to reasonable attorneys' fees and expenses) arising out of any failure of Purchaser to perform or observe the obligations, duties, covenants, terms and conditions to be performed by Seller under the Extension Contract, to the extent arising from and after the date of this Agreement.

     3. CERTIFICATES OF OCCUPANCY. Within ten (10) days after the date of this Agreement, Seller shall, at its cost, deliver to Purchaser copies of final, unconditional certificates of occupancy relating to the spaces leased by the following tenants at the Property: (a) Ross Stores, Inc.; (b) Leonard Golf, Inc. (Pro Golf); (c) Carolina Eyes, Inc. (Pearl Vision); and (d) Palmetto Food Group Charleston III, LLC (Just Fresh). Within thirty (30) days after the date of this Agreement, Seller shall, at its cost, deliver to Purchaser copies of final, unconditional certificates of occupancy relating to the spaces leased by JCD, Inc. (Tobacco Shop) at the Property.

     4. WARRANTIES. Within ten (10) days after the date of this Agreement, Seller shall deliver to Purchaser the final construction close-out manual relating to the space and building leased by Bed, Bath & Beyond, which close-out manual shall include copies of any and all warranties relating thereto.

     5. OEA ESTOPPEL CERTIFICATES. For a period of thirty (30) days after the date of this Agreement, Seller shall reasonably cooperate with Purchaser's efforts, at Purchaser's cost, in obtaining estoppel certificates from all parties bound by that certain Operation and Easement Agreement, dated as of November 14, 2002, and recorded with the RMC Office for Charleston County in Book E426, Page 686, as amended by First Amendment to Operation and Easement Agreement, dated as of March 24, 2003, and recorded with the RMC Office for Charleston County in Book T442, Page 419 (collectively, the "OEA"). Seller represents to Purchaser that Seller previously has forwarded an estoppel certificate relating to the OEA to all parties to the OEA.

     6. COLD STONE CREAMERY AND SUPER NAILS. Seller acknowledges that Seller has agreed to reimburse each of the tenants under the Cold Stone Creamery (Cold Stone Creamery Leasing Company Inc.) and Super Nails (Alan T. Nguyen) leases for the cost of the installation by such tenants in their respective leased premises of a sprinkler system (the "Sprinkler System Reimbursement"). Cold Stone Creamery Leasing Company Inc., raised such Sprinkler System Reimbursement in the tenant estoppel certificate that it delivered with respect to the Transaction. Seller estimates that the amount of the Sprinkler System Reimbursement to which each aforementioned tenant is entitled is three thousand and no/100 dollars ($3000.00) (the "Estimate"). With respect to the Sprinkler System Reimbursement, at the closing of the Transaction, Purchaser received a credit against the purchase price for the Property in an amount equal to six thousand and no/100 dollars; ($6,000.00). Seller and Purchaser shall reasonably cooperate with each other in resolving any and all issues in regards to the Sprinkler System Reimbursement with respect to each of the aforementioned tenants. Purchaser in all events shall have the right to settle, all such issues with each tenant in an amount not to exceed the Estimate (with respect to each tenant). If, with respect to either or both of the aforementioned tenants, the final resolution of the amount of the Sprinkler System Reimbursement shall exceed the Estimate, then Seller shall pay such excess to the applicable tenant. If, with respect to either or both of the aforementioned tenants, the final resolution of the amount of the Sprinkler System Reimbursement shall be less than the Estimate, then Purchaser shall refund such difference to Seller.

     7. ROSS DRESS FOR LESS AND BED, BATH & BEYOND.

          (a) Within thirty (30) days of the date of this Agreement, and Subject to Purchaser's prior approval, which shall not be unreasonably withheld, Seller will agree in writing (and Purchaser will execute said agreement as "Landlord" upon request) with Ross Stores, Inc. ("Ross"), and Bed, Bath & Beyond, Inc. ("BBB") concerning the annual Minimum Rent (as defined in the respective leases) payable by Ross and BBB (the "Adjusted Rent"). To the extent that such Adjusted Rent is lower than the Minimum Rent payable by Ross and BBB under their respective leases, the annual rent difference will be

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multiplied by ninety-six percent (96%) and divided by seven and six tenths percent (7.6%), and Escrow Agent (as hereinafter defined) shall pay such amount out of the Escrow Funds (as hereinafter defined) to Purchaser within fifteen
(15) days thereafter. To the extent that such Adjusted Rent is higher than the Minimum Rent payable by Ross and BBB under their respective leases, the annual rent difference will be multiplied by ninety-six percent (96%) and divided by seven and six tenths percent (7.6%), and Purchaser shall pay such amount to Seller within fifteen (15) days thereafter.

          (b) The proration of expenses (as defined and determined in accordance with the terms and provisions of that certain Purchase and Sale Agreement by and between Purchaser and Seller dated April 12, 2004, as amended) for all common area maintenance expenses, real estate taxes and insurance premiums relating to the Property shall be adjusted (the "Adjusted Prorations") to reflect the change in square footage as determined in accordance with the terms of paragraph 7(a). To the extent that Seller is liable to Purchaser for expenses under the Adjusted Prorations, Seller will pay such amount to Purchaser within fifteen (15) days thereafter. To the extent that Purchaser is liable to Seller for expenses under the Adjusted Prorations, Purchaser will pay such amount to Seller within fifteen
(15) days thereafter.

          (c) Concurrently with the execution of this Agreement, Seller shall deposit the sum of One Hundred Nineteen Thousand Two Hundred Ninety-Three and No/100 Dollars ($119,293.00) (the "Escrow Funds") with Chicago Title Insurance Company, whose address is 171 N. Clark Street, Chicago, Illinois, Attn: Nancy Castro (the "Escrow Agent"). After any portion of the Escrow Funds is distributed in accordance with the provisions of paragraph 7(a) of this Agreement, the remainder of the Escrow Funds shall be returned to Seller. In the event that Seller obtains the written agreements with Ross and BBB as required by paragraph 7(a) of this Agreement and no payment is due to Purchaser under the terms and provisions of paragraph 7(a) of this Agreement, Purchaser shall execute a written correspondence to Escrow Agent stating that none of the Escrow Funds is due to Purchaser, and Escrow Agent shall return the Escrow Funds to Seller within three (3) days of receipt of such letter from Purchaser.

          (d) The Escrow Agent is acting as a stakeholder only with respect to the Escrow Funds. If there is any dispute as to whether the Escrow Agent is obligated to deliver the Escrow Funds or as to whom the Escrow Funds are to be delivered, the Escrow Agent may refuse to make any delivery, and may continue to hold the Escrow Funds until receipt of an authorization in writing, signed by both Seller and Purchaser, directing the delivery of the Escrow Funds, or, in the absence of authorization, the Escrow Agent may hold the Escrow Funds until a final determination of the rights of the parties in an appropriate judicial proceeding. If such written authorization is not given or a proceeding for such determination is not begun within sixty (60) days of the date of this Agreement, the Escrow Agent may bring an appropriate action or proceeding for leave to deposit the Escrow Funds in a court of competent jurisdiction pending such determination. The Escrow Agent shall be reimbursed for all costs and expenses of such action or proceeding, including, without limitation, reasonable attorneys' fees and disbursements, by the party determined not to be entitled to the Escrow Funds. Upon delivery of the Escrow Funds in the manner herein provided, the Escrow Agent shall have no further liability or obligation hereunder.

     8. FURTHER ASSURANCES. Seller and Purchaser agree to cooperate with each other following the closing to confirm any matter and execute any document reasonably required by the other party in furthering of the closing.

     9. MISCELLANEOUS. This Agreement shall be interpreted and enforced in accordance with the internal laws of the State of South Carolina. The invalidity or unenforceability of any provision of this Agreement shall not affect, modify or impair the validity and enforceability of all other provisions of this Agreement. This Agreement shall be binding on and shall inure to the benefit of the parties hereto and their representatives, heirs, legatees, successors, and assigns; provided, however, that Seller shall have no right whatsoever to assign its interest under this Agreement and any such attempted assignment

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shall automatically be null and void and of no force and effect, and shall be deemed a breach by Seller of its obligations hereunder. No failure or delay by Purchaser in exercising any right, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any right, power or privilege hereunder. No change, amendment or modification of this Agreement shall be binding or enforceable unless in writing and executed by the party to be bound thereby. The covenants, agreements and indemnification provisions contained in this Agreement shall be enforceable notwithstanding the closing of the Transaction. In the event of litigation with respect to any portions of this Agreement the prevailing party will be entitled to collect all reasonable legal fees incurred in connection with such litigation from the non-prevailing party. Purchaser shall have all remedies available at law and in equity on account of a default by Seller under this Agreement. Time is of the essence of this Agreement and the terms hereof. This Agreement may be signed in counterparts.

                         [SIGNATURES ON FOLLOWING PAGE]

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     IN WITNESS WHEREOF, the parties have executed this Post Closing and
Indemnity Agreement effective as of the first date written above.

            SELLER:

            SEMBLER FAMILY PARTNERSHIP #26, LTD.

            By:   SEMBLER RETAIL, INC., its sole general partner

                  By:  /s/ Gregory S. Sembler
                     ---------------------------------
                        Name: Gregory S. Sembler
                             -------------------------
                        Its:  Sr. Vice President
                            --------------------------

            PURCHASER:

            INLAND WESTERN CHARLESTON NORTH RIVERS, L.L.C.

            By:   INLAND WESTERN RETAIL REAL ESTATE TRUST, INC., its sole member

                  By:
                     ---------------------------------
                        Name:
                             -------------------------
                        Its:
                            --------------------------

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                                    EXHIBIT A

                                   WARRANTIES

BUILDING B
             Roof - Serial No. 46228         JPS Elastronics Corp.      Yes
             Aluminum-Framed Entrance and    YKK AP America Inc.        Yes
             Storefronts - YKK # 273264
             Faucets, Showers, Sinks, Etc.   Florestone                 Yes

BUILDING C
             Aluminum-Framed Entrance and    YKK AP America Inc.        Yes
             Storefronts - YKK # 25901 and
             #245745
             Faucets, Showers, Sinks, Etc.   Florestone                 Yes

BUILDING E
             Roof - Serial No. 46228         JPS Elastronics Corp.      Yes
             Aluminum-Framed Entrance and    YKK AP America Inc.        Yes
             Storefronts - YKK #273264
             Faucets, Showers, Sinks, Etc.   Florestone                 Yes

BUILDING G
             Aluminum-Framed Entrance and    YKK AP America Inc.        Yes
             Storefronts - YKK #294818 and
             #294825
             Faucets, Showers, Sinks, Etc.   Florestone                 Yes

OFFICE
DEPOT        Roof - Serial No. 46228         JPS Elastronics Corp.      Yes
             Aluminum-Framed Entrance and    YKK AP America Inc.        Yes
             Storefronts - YKK #273264
             Plumbed Water Cooler            Elkay Sales, Inc.          Yes
             Faucets, Showers, Sinks, Etc.   Florestone                 Yes

DAVID'S
BRIDAL       Roof - Serial No. 45206         JPS Elastronics Corp.      Yes
             Aluminum-Framed Entrance and    YKK AP America Inc.        Yes
             Storefronts - YKK #272278,
             272284 and 275482
             Laminated Glass                 Oldcastle Glass            Yes
             HVAC - Unit Model No.           Lennox                     Yes
             LGC12052BSG; Serial No.
             5603G03295
             HVAC - Unit Model No.           Lennox                     Yes
             LGC12052B5G; Serial No.
             5603G03296

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
             HVAC - Unit Model No.           Lennox                     Yes
             LGC156HG; Serial No.
             5603G02867
             Plumbed Water Cooler            Elkay Sales, Inc.          Yes
             Faucets, Showers, Sinks, Etc.   Florestone                 Yes

ROSS DRESS
FOR LESS
             Roof - Serial No. 46226         JPS Elastronics Corp.      Yes
             Aluminum-Framed Entrance and    YKK AP America Inc.        Yes
             Storefronts - YKK #284987
             Bathroom Fixtures and Faucets   American Standard          Yes
             Plumbed Water Cooler            Elkay Sales, Inc.          Yes
             Faucets, Showers, Sinks, Etc.   Florestone                 Yes

BED, BATH
AND BEYOND
             ANY AND ALL EXISTING
             WARRANTIES RELATING
             TO THE BED, BATH &
             BEYOND SPACE THAT, BY
             THEIR TERMS, ARE NOT
             TRANSFERRABLE WITHOUT
             THE APPLICABLE
             WARRANTY PROVIDER'S
             PRIOR CONSENT

GENERAL      ANY AND ALL OTHER
             EXISTING WARRANTIES
             RELATING TO THE
             PROPERTY THAT, BY THIER
             TERMS, ARE NOT
             TRANSFERRABLE WITHOUT
             THE APPLICABLE
             WARRANTY PROVIDER'S
             PRIOR CONSENT